U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: April 16, 2008


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada              0-50367                   98-359306
____________________________     _____________________        __________________
(State or other jurisdiction     (Commission file no.)          (IRS employer
       Incorporation)                                         of Identification)


                             402 - 1008 Homer Street
                  Vancouver, British Columbia, Canada, V6B 2X1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On April 16, 2008, the Board of Directors of Naturally Advanced Technologies, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), made a public announcement and press release disclosing material non-public information regarding its first quarter 2008 financial results.

The press release dated April 16, 2008 of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

99.1 Press Release of Naturally Advanced Technologies, Inc. dated
     April 16, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NATURALLY ADVANCED TECHNOLOGIES, INC.



Date: April 16, 2008                       By: /s/ KEN BARKER
                                           ________________________________
                                                   Ken Barker
                                                   Chief Executive Officer